Note FDIC loss share asset (Activity in the FDIC loss share indemnification asset) (Detail) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016		Dec. 31, 2015
Disclosure Activity In The F D I C Loss Share Indemnification Asset [Abstract]
Beginning Balance		$ 69,334	$ 310,221		$ 542,454
Accretion of loss share indemnification asset, net		(469)	(10,201)		(66,238)
Credit impairment losses (reversal) to be covered under loss sharing agreements	[1]	3,136	(239)		15,658
Reimbursable expenses		2,454	8,433		73,205
Net payment from FDIC under loss-sharing agreements		(22,589)	(102,596)		(247,976)
Arbitration decision charge		0	(136,197)		0
Other adjustments attributable to FDIC loss sharing agreements		(5,550)	(87)		(6,882)
Ending Balance		46,316	69,334		310,221
Balance due to the FDIC for recoveries on covered assets		(1,124)	(27,578)	[2]	(5,570)
FDIC loss-share asset net		$ 45,192	$ 41,756		$ 304,651

[1]
Reductions in expected cash flows for ASC 310-30 loans, which may impact the provision for loan losses, may consider reductions in both principal and interest cash flow expectations. The amount covered under the FDIC loss sharing agreements for interest not collected from borrowers is limited under the agreements (approximately 90 days); accordingly, these amounts are not subject fully to the 80% mirror accounting.

[2]
Balance due to the FDIC for recoveries on covered assets for the years ended December 31, 2016 and 2015 amounting to $27.6 million and $5.6 million, respectively, was included in other liabilities in the accompanying Consolidated Statement of Condition.